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                                    EXHIBIT D
                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Shares of Waste Management, Inc. dated as of June 5, 1998 is, and any amendments thereto (including any amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Dated as of:  June 5, 1998

                                            SOROS FUND MANAGEMENT LLC


                                            By:Michael C. Neus
                                               Name: Michael C. Neus
                                               Title: Assistant General Counsel

                                            GEORGE SOROS


                                            By:Michael C. Neus
                                               Name: Michael C. Neus
                                               Title: Attorney-in-Fact

                                            STANLEY F. DRUCKENMILLER


                                            By:Michael C. Neus
                                               Name: Michael C. Neus
                                               Title: Attorney-in-Fact


                                            QUANTUM INDUSTRIAL PARTNERS LDC


                                            By:Michael C. Neus
                                               Name: Michael C. Neus
                                               Title: Attorney-in-Fact


                                            QIH MANAGEMENT INVESTOR, L.P.
                                            By:  QIH Management, Inc.
                                                 its General Partner

                                            By:Michael C. Neus
                                               Name: Michael C. Neus
                                               Title:   Vice President




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                                            QIH MANAGEMENT, INC.


                                            By:Michael C. Neus
                                               Name: Michael C. Neus
                                               Title:   Vice President

                                            DUQUESNE CAPITAL MANAGEMENT, L.L.C.


                                            By:Gerald Kerner
                                               Name: Gerald Kerner
                                               Title: Managing Director